Prudential Investment Portfolios, Inc. 17

655 Broad Street, 17th Floor

Newark, New Jersey 07102

June 17, 2019

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for PGIM Total Return Bond Fund
Registration numbers 033-55441and 811-07215

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated May 31, 2019 (SEC accession number 0001683863-19-001202), to the Prospectus, dated December 28, 2018 (as reissued June 1, 2019). The purpose of the filing is to submit the 497 filing dated May 31, 2019 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain

Jonathan D. Shain

Assistant Secretary